

Puda Coal

A Future Leader in China's Cleaned Coal Market

Puda Coal, Inc.

May 2010

Safe Harbor Statement

This presentation contains "forward-looking statements". These statements relate to future events or performance involving known and unknown risks, uncertainties and other factors that could cause the actual results, level of activities, performance or achievements of the Company to differ materially from the results, level of activities, performance or achievements expressed or implied by such statements, including changes from anticipated levels of production and sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Assumptions relating to foregoing involve judgments with respect to future events and market conditions which are difficult or impossible to predict accurately, and many of which are beyond the Company's control.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements and the underlining assumptions are reasonable at the time they are made, there can be no assurance that such assumptions and expectations will prove to be correct. The Company will not and has no obligation to update the forward-looking information contained in this presentation. You should not place undue reliance on forward-looking statements.

Puda Coal, Inc.

Forward Looking Information

Forward looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

- demand for coal, electricity and competing energy sources;
- difficulties in implementing our business strategies;
- reliance on customers honoring existing contracts and entering into new contracts;
- disruption of rail, truck or barge transportation systems that transport our coal;
- our ability to attract and retain skilled labor to meet our needs;
- our ability to purchase coal from various third party sources;
- inherent risks in surface and underground coal mining being subject to unexpected disruptions in our ability to produce coal;
- increases in the price of certain products and commodities used in our mining operations that could impact our production and transportation costs;
- our assumptions regarding economically recoverable coal reserve estimates;
- industry competition and various factors that cause fluctuations in the demand for coal and the price of coal;
- our ability to continue to be able to provide capital necessary to finance our growth strategies amidst tightened credit standards and markets;
- dependence on distributions from our subsidiaries to meet our financial obligations;
- difficulties in managing our expanding operations effectively;
- our ability to meet quality specifications required by our customers;
- our dependence on key persons;
- our ability to maintain the confidentiality of our processes;
- defaulting on the payment of obligations secured by the lien held by a company controlled by the Zhaos and their family;
- difficulties in collecting receivables incurred by customers with inadequate or unknown creditworthiness;
- certain risks posed by the evolving state of the Chinese economic, political, and legislative and regulatory systems;
- the unanticipated costs due to the unpredictability of the Chinese legal system;
- our ability to remain in compliance with all regulations and the costs associated with them;
- our ability to obtain operating capital due to restriction on Chinese currency;
- currency fluctuations from our Chinese operations and fluctuations in the exchange rate;
- our ability to raise funds in debt or equity markets at terms acceptable to us, or if at all;
- the satisfaction of closing conditions for our coal mine acquisitions;
- the market and geographic condition that may affect coal mine operation and profitability;
- our ability to open the coal mines on a timely basis and to operate and manage coal mines, which is not a sector our company has traditionally operated in;
- the receipt of coal mine license and related government approvals, and the timing of such license and approvals;
- our ability to sell the coal products to customers who are completely new to us given that we have not had such customers in past; and
- other factors discussed in our filings with the SEC.

Corporate Profile

- Founded in 1995 and publicly traded on NYSE Amex under the symbol "PUDA"
- Headquartered in Taiyuan, Shanxi Province, China
- One of the largest private (non-state owned) coal cleaning companies in Shanxi Province with an annual capacity of 3.5 million MT
- Company owns three coal washing plants
- Recently appointed as a coal mine "consolidator" by the Shanxi Government to consolidate 8 thermal coal mines in South China (Pinglu Project) and 4 met coal mines in central China (Jianhe Project)
  - Signed agreements to acquire two coal mines in December 2009;
  - Strategic expansion into mining marks a material "Inflection Point" for the Company, its operations and profitability potential

Puda Coal, Inc.

Equity Snapshot

Trading market/Symbol:	NYSE Amex: PUDA
Price (5/11/2010):	$9.17
Shares Outstanding:	19.8 M
Market Capitalization:	$181.6 M
Public float:	9.9 M
Revenues (ttm):	$226.4 M
Adjusted Net income* (ttm):	$15.1 M
Adjusted EPS * (ttm):	$0.81
Price/Earnings (ttm):	11.3x
Price/Sales (ttm):	0.8x

- Adjusted net Income and EPS ttm represent adjusted net income, which excluding cumulative non-cash gains and losses associated with derivative warrants.

Puda Coal, Inc.

Major Milestones



March to May, 2010
- Announced approval to acquire and consolidate four additional coking coal mines into one coal mine with total capacity to be increased to 900,000 MT (Jianhe Project)
- Subsidiary signed agreement to borrow RMB240 million from Puda's chairman

February 18, 2010
- Completed the offering and sale of 3,284,000 shares (including 428,348 overallotment shares to underwriters), for net proceeds of $14.5 million

May 2009 to March 2010
- Received approval from the Shanxi provincial government to consolidate 8 thermal coal mines (Pinglu Project)
- Received approval from the Shanxi provincial government to consolidate 4 met coal mines (Jianhe Project)
- Entered into acquisition agreements for Da Wa Coal and Guanyao Coal Mines

September 2009
- Began trading NYSE Amex

June 2008 to February 2009
- Appointed Liping Zhu as CEO
- Appointed Laby Wu as CFO
- Appointed Pengxiang Lang as COO

2005 to July 2007
- Acquired additional coal washing facilities (increased annual capacity from 500K MT to 3.5mm MT)
- Entered into several sales contracts

October 2005
- Listed on OTCBB

Puda Coal, Inc.

Investment Considerations

- Strategically Located in Shanxi Province
- Consistently Profitable Coal Cleaning Business
- Expanding into Higher-Margin Coal Mining Operations
- Operates in Large and Growing Markets
- Experienced Management Team Focused on Growth and Profitability





Strategically Located



3
8
9
10
1
7
5
2
6
4
11
Coal Washing
Coal Washing
Coal Washing
Jianhe Coal
Pinglu Coal
Company Headquarters

- Puda Coal's operations are strategically located in Shanxi Province
  - Shanxi Province supplies nearly 50% of China's coking coal and 20% of China's coal production
  - To prevent mine accidents and promote efficiency of resource exploitation, Shanxi Province launched coal resource consolidation in early 2009, that would cut the province's operating mines from about 2,500 to 1,000 by the end of 2010*
  - Shanxi Province was the first coal producing province in China to participate in the "coal mine consolidation program"
  - Company was selected as 1 of 28 non-state owned consolidators
  - *Source: Http://en.sxcoal.com

Strong Legacy Business

- Consistently Profitable Coal Washing Business
  - Strong and growing market demand for cleaned coal
  - Customized coal cleaning matches customer requests/requirements
  - Efficient operations
  - Long-standing and diverse customer base
  - Strong platform for growth



Puda Coal, Inc.

Strong Legacy Business

Coal Production → Coal Cleaning → Coking Coal Production → Steel Production









- The Company's suppliers extract raw coal from mines
- The Company acquires, processes and washes raw coal to produce cleaned coal
- Customers utilize cleaned coal to make coke, which is required for steel production

Coal Washing- Demand of Cleaned Coal

- China's economic stimulus plan is estimated to cause increases in steel consumption over the next few years with steel-intensive infrastructure projects, such as railroads, real estate and automobile construction
- In 2010, China is estimated to produce 600 million tons of steel, half of the world's output as the largest steel producer in the world

Sources: The China Steel Association and the World Steel Association;
BP Statistical Review of World Energy
China Coal Resource

Strong Legacy Business – Relationships with Customers & Suppliers

Diversified supplier base allows Puda Coal to expand capacity with lower risk of shortages

- Puda Coal has long-standing supply relationships with nearby coal mines
- Company's 17 suppliers provide various grades of raw coking coal

Stable and growing customer base provides opportunity to increase market share

- Puda Coal's customers are primarily coking plants and steel manufacturers, such as Bao Steel
- Company sells to 19 major customers; the majority located in Shanxi Province
- Fewer competitors provides substantial opportunity to increase customers and revenue

Mine Consolidation Opportunities


HYUNDAI

- Expanding into Higher-Margin Coal Mining Operations
  - Appointed as a Coal Mine Consolidator by the Shanxi Government
    - ✓ Compelling purchase prices – mines to be acquired for less than 2x EBITDA
    - ✓ 50%+ EBITDA Margins and 40%+ Net Income Margins
    - ✓ Immediately and substantially accretive
  - Coal mining companies enjoy stronger margins, broad institutional interest and attractive valuation multiples

Pinglu and Jianhe Projects

Puda Coal, Inc.

Pinglu Project

- ✓ Obtained approval by Shanxi Provincial government to consolidate 8 thermal coal mines into 5; target mines located in Yuncheng City Pinglu County, Shanxi Province
- ✓ To increase coal reserves by 232.8% to 163.9 million MT
- ✓ To improve annual coal production capacity by 118.2% to 3.6 million MT
- ✓ In December 2009, signed contracts to acquire the first two mines (Da Wa Coal and Guanyao Coal)
- ✓ Assets were transferred in April 2010; government is in the process of reviewing our application for permission and licenses for the eight coal mines
- ✓ Company intends to engage existing coal mine owners of the remaining 6 mines to proceed with the coal mine operations

Project One

Project Two

Jianhe Project

- ✓ Obtained approval by Shanxi Provincial government to consolidate 4 met coal mines into one; target mines located in Lingfen City, Huozhou County, Shanxi Province
- ✓ 200 kms of Taiyuan, 50 kms from PUDC Lingshi Coal washing plant
- ✓ To increase coal reserves by 23.0% to 23.7 million MT
- ✓ To improve annual coal production capacity by 25.0% to 900,000 MT
- ✓ In May 2009, the Company agreed to purchase an 18% ownership in one of the largest four targets for RMB 100 million ($14.6 million). Leveraging this agreement, in March 2010, Puda Coal received Shanxi government to acquire and consolidate four coal mines into one

Snapshot of Consolidation Projects

Puda Coal, Inc.

Project Summary

	Pinglu 8 Coal mines		Jianhe 4 Coal mines
	Dawa & Guanyao mines	Remaining 6 mines	
Purchase Price	$42 million	about $110 million	Pending
Approved Coal Reserves	18.3 million metric tons*	145.6 million metric tons*	23.7 million metric tons*
Annual Production Capacity	900,000 metric tons*	2.7 million metric tons*	900,000 metric tons*
Type of Coal Reserve	Predominately thermal coal plus some met coal	Predominately thermal coal	Predominately met coal
Capital expenditure	$16 million	$56 million	$50 million
Operating Structure	100% owned	Co-developing with business partners	100% owned or Co-developing
Status as of May 2010	Coal mines assets were transferred	Negotiation with coal mines owners for co-developing	Negotiation with coal mines owners for coal mines' transfer
Construction work	In process of pre-construction work and geological and technical reporting	In process of geological and technical reporting	In process of geological and technical reporting

*Notes: figures excerpted from the approval documents

Large and Growing Industry – Electricity Demand

Puda Coal, Inc.

- China's power plants consumed a record amount of coal in December 2009 (~2.4 million MT per day; +33% YoY)
- In 2009, falling utility stockpiles (~7 days inventory) drove China thermal coal prices to RMB 800 ($115) per MT
- To keep up with electricity demand, the EIA estimates an additional 600 GW (net of retirements) is needed to be brought online in China by 2030


Monthly Power Plant Coal Burn
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Total
North China
Northeast China
East China
Central China
Northwest China

Source: China Coal Resource

Selected Income Statement Data

Puda Coal, Inc.

	Q1, 2010	Q1, 2009
Revenue ($ in millions)	62.0	49.7
Gross profit ($ in millions)	10.3	3.9
Gross margin (%)	16.6%	7.8%
Income from operations ($ in millions)	9.1	3.0
Operating margin (%)	14.6%	6.0%
Adjusted Net income* ($ in millions)	6.7	2.1
EPS – diluted*	0.37	0.14

** Adjusted net income and diluted EPS for Q1 2010 and Q1, 2009 exclude non-cash gains or losses related to derivative warrants of $1.2 million and $8,000 (gain), respectively.*
Per share amounts adjusted for a reflect 1:7 reverse stock split.

Puda Coal, Inc.

Non-GAAP Reconciliation Table

PUDA COAL, INC AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND DILUTED EPS

	Three months Ended March 31,		Year Ended December 31,
US$ - thousands, except per share	2010	2009	2009
Net (Loss)/ Income	5,444	2,116	5,481
- Adjustment for non-cash--derivative unrealized fair value(loss)/gain for warrants issued	1,207	(8)	5,036
Adjusted net income excluding non-cash gain/(loss)	6,651	2,108	10,517
- Net (Loss)/Income Per Share	$0.31	$0.14	$0.36
- Non-cash adjustment per share	$0.06	$0.00	$0.32
- Adjusted net income per share	$0.37	$0.14	$0.68
Weighted average shares outstanding – '000			
- diluted	18,594	15,379	15,593

Strong Balance Sheet

Selected Balance Sheet

($ in thousands)	March 31, 2010	December 31, 2009
Cash and Equivalents	49,393	19,918
Total Current Assets	98,670	72,361
Total Assets	137,068	111,201
Total current liabilities	22,659	20,742
Total Liabilities	28,834	27,242
Shareholders' equity	108,234	83,959

Puda Coal, Inc.

Management Team

Name/Title	Background
Liping Zhu *President, CEO, Director*	❑ Deputy General Manager, Shanxi Loudong- Junan Coal & Gas Company (1997 – 2008), a subsidiary of Loudong General Nice Resources (China) Holdings Limited (SEHK: 988) ❑ 20+ years of executive management experience, including ten years tenure in coal industry ❑ Master's Degree in Economics
Laby Wu *Chief Financial Officer, Director of Investor Relations*	❑ CFO, Sinoenergy Corporation (Nasdaq: SNEN) (2006 – 2008) ❑ Senior Auditor, Ernst & Young Hua Ming Accounting Firm (2004 – 2006) ❑ Manager and Tax Consultant, HLB- Beijing Yongtuo CPAs (2000 – 2004) ❑ Deakin University, Master of Professional Accounting ❑ CPA Australia ❑ Hong Kong Institute of Certified Public Accountants (HKICPA) ❑ Began career as Materials Engineer
Pengxiang Lang *Chief Operating Officer*	❑ Vice President of Operations, Shanxi Coal (2002 – 2008) ❑ General Manager of Rudi Science Industry & Trade Co., Ltd. 2000 – 2002 ❑ Representative Officer, Shanxi Coking Coal Group Tianjin Rep. Office, and Vice General Manager, Shanxi Coking Coal Group Taiyuan Company (1994 – 1999) ❑ Tianjin Commercial College, MBA

Puda Coal, Inc.

Board of Directors

Name / Title	Background
Ming Zhao *Chairman of the Board of Directors*	❑ President, CEO and Chairman, Puda Coal, Inc. (2005 – 2008) ❑ Co-Founder & CEO, Shanxi Coal (1995 – 2008) ❑ Principal shareholder
Lawrence S. Wizel *Chairman of Audit Committee*	❑ Director, American Oriental Biotech Co. Ltd. (NYSE: ABO) ❑ Director, 3SBIO, Inc. (NasdaqGS: SSRX) ❑ Partner & Leader of the Technology Group in New York, Deloitte & Touche (1965 – 2006) ❑ Michigan State University, Bachelor's Degree ❑ Certified Public Accountant (CPA)
Jianfei Ni *Chairman of Compensation Committee*	❑ Consultant, Shanxi Weide Coal Mine Design & Consulting Company (2006 – Present) ❑ Chief Engineer, Shanxi Yuantong Coal Mine Engineering Design and Consulting Company (2005 – 2006) ❑ Vice President and Chief Engineer, Taiyuan Institute of Coal Design & Research (1978 – 2005)
Dr. C. Mark Tang, Ph.D., MBA *Chairman of Nominating Committee*	❑ Founder & CEO, World Tech Ventures, LLC (2002 – Present) ❑ Director of Biotech Commercialization and Instructor, Rutgers University Business School (2004 – 2006) ❑ University of California at Riverside, Ph.D Degree in Biochemistry and Molecular Biology ❑ Leonard N. Stern School of Business at New York University, MBA

Investment Summary

- Strategically Located in Shanxi Province
- Consistently Profitable Coal Cleaning Business
- Expanding into Higher-Margin Coal Mining Operations
- Operates in Large and Growing Markets
- Experienced Management Team Focused on Growth and Profitability





Puda Coal, Inc.

Thank You

Investment Information contact:

Laby Wu
Chief Financial Officer
Director of Investor Relations
Puda Coal, Inc.
Tel: +86-10-6439-2405
Email: labywu@gmail.com
www.pudacoalinc.com

Investor relations contact:

Crocker Coulson
President
CCG
Tel: +1-646-213-1915
Email: crocker.coulson@ccgir.com
www.ccgirasia.com

Elaine Ketchmere
Partner and VP of Financial Writing
CCG
Tel: +1-310-954-1345
Email: elaine.ketchmere@ccgir.com